THIRD AMENDMENT


                                                Dated as of April 9, 1996

                This THIRD AMENDMENT among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), Mafco Holdings Inc., a Delaware corporation ("Mafco"), Marvel V Holdings Inc., a Delaware corporation ("Borrower Parent"), the lenders parties to the Credit Agreement referred to below (the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders thereunder.

                PRELIMINARY STATEMENTS:

                (1) The Borrower, the Lenders and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of December 15, 1995, as heretofore amended (said agreement, as so amended being the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                (2) FN Parent intends to issue up to $455,000,000 aggregate principal amount of Senior Notes due 2003.

                (3) After giving effect to the application of the net cash proceeds from the issuance by FN Parent of the Senior Notes due 2003 the Term A Commitments shall be terminated, the Term B Commitments shall be $5,232,558.14 and the Revolving Credit Commitments shall be $144,767,441.86, and there will be no more than $5,232,558.14 outstanding under the Term B Facility and no more than $104,767,441.86 outstanding under the Revolving Credit Facility.

                (4) The Borrower has requested that the Lenders agree to amend the Credit Agreement, the Borrower Security Agreement, the Mafco Guaranty, the Borrower Parent Security Agreement, the Borrower Parent Guaranty and the Equity Contribution Agreement to permit the issuance of such Debt by FN Parent and other related changes in the terms of the Loan Documents.

                (5) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Lenders have agreed to amend the Credit Agreement, the Borrower Security Agreement, the Mafco Guaranty, the Borrower Parent Security Agreement, the Borrower Parent Guaranty and the Equity Contribution Agreement as hereinafter set forth.







                                           2

                SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 7 hereof have been satisfied or waived, hereby amended as follows:

                (a) Section 1.01 shall be amended by adding in the correct alphabetical order the following definitions:

                        "`First Gibraltar' means First Gibraltar Holdings Inc., a Delaware corporation."

                        "`First Gibraltar Charter Document' means the restated certificate of incorporation of First Gibraltar."

                        "`First Gibraltar Loan Agreement' means the Loan Agreement dated as of the Third Amendment Effective Date between the Borrower Parent and First Gibraltar, as amended from time to time in accordance with its terms."

                        "`FN Parent Debt' means up to $450,000,000 aggregate principal amount of Senior Notes due 2003 to be issued by FN Parent in accordance with the terms of the Mafco Guaranty."

                        "`FN Parent Debt Documents' means the indenture and any other agreement or instrument pursuant to which the FN Parent Debt is issued or which governs the terms of the FN Parent Debt."

                        "`Third Amendment' means the Third Amendment dated as of the April 9, 1996 to this Agreement among the Borrower, Mafco, Borrower Parent, the Lenders and the Agent."

                        "`Third Amendment Effective Date'" has the meaning specified for such term in Section 7 of the Third Amendment."

                (b) The definition of "A Company" in Section 1.01 shall be amended by inserting immediately after the name "FN Holdings" the name "First Gibraltar".

                (c) The definition of "Designated Persons" in Section 1.01 shall be amended in full to read as follows:

                        "`Designated Persons' means the Borrower, Coleman Guarantor, New World Guarantor and C&F Guarantor.







                                              3

                (d) The definition of "FN Documents" in Section 1.01 shall be amended by inserting immediately after the phrase "the New FN Holdings Debt Documents" the phrase, "the FN Parent Debt Documents".

                (e) The definition of "Loan Documents" in Section 1.01 shall be amended by deleting the phrase therein "and the FN Parent Loan Agreement" and replacing such phrase with the phrase "and the First Gibraltar Loan Agreement".

                (f) The definition of "Net Equity Value" in Section 1.01 shall be amended by (A) adding the word "and" at the end of clause (iii) thereof, (B) replacing the phrase "; and" at the end of clause (iv) thereof with "." and (C) deleting clause (v) thereof.

                (g) The definition of "Second Net Equity Contribution Amount" in Section 1.01 shall be deleted in its entirety.

                (h) The definition of "Termination Date" in Section 1.01 shall be amended in full to read as follows:

                        "`Termination Date' means the earliest to occur of (a) June 30, 1996, (b) the date on which the sum of (x) the aggregate principal amount of Term B Advances repaid or prepaid by the Borrower on and after the Third Amendment Effective Date (without giving any effect to any repayments or prepayments contemplated by the Third Amendment) plus (y) the aggregate principal amount of permanent reductions in the Revolving Credit Commitments on and after the Third Amendment Effective Date (without giving any effect to any permanent reduction of the Revolving Credit Commitments contemplated by the Third Amendment) equals or exceeds $110,000,000 or (c) the date of termination in whole of the Revolving Credit Commitments and the Term B Commitments pursuant to Section 2.04 or 6.01.

                (i) Section 2.01(d) shall be amended by adding to the end of the first sentence thereof the following proviso:

                        "; provided, however, that on each day, after giving effect to any Revolving Credit Borrowing on such day, the aggregate amount of the Unused Revolving Credit Commitments of all of the Revolving Credit Lenders shall not be less than $40,000,000."

                (j) Section 2.05(b)(i) shall be amended in its entirety to read as follows:







                                              4

                        "(i)    The Borrower shall, on the date of deposit of
each cash equity contribution in the Borrower Collateral Account as result of a loan made by First Gibraltar to the Borrower Parent pursuant to the terms of the First Gibraltar Loan Agreement that relates solely to net income of the Bank (excluding, to the extent included in net income, (1) any gains (net of taxes) from the sale of deposits and property, plant and equipment related to such deposits, and (2) any net income that is attributable to the recognition of the deferred tax asset-net operating loss carry forwards of the Bank), (x) pay interest and fees payable in respect of the Facilities and expenses of the Agent (including the reasonable fees and expenses of counsel to the Agent), in each such case, on the date of application provided for in this Section 2.05(b)(i) (the amount of each such cash equity contribution less the amounts, if any, paid by or on behalf of the Borrower pursuant to clause (x) above shall be referred to in this Section 2.05(b)(i) as the "Net Equity Contribution Amount") and (y) apply such Net Equity Contribution Amount to the making of a prepayment in such amount. Each such prepayment shall be applied pro rata to (A) the Term B Facility and (B) the Revolving Credit Facility as set forth in Section 2.05(b)(ix) below."

                (k) Section 2.05(b)(ii) shall be deleted in its entirety and replaced with the sentence "This Section 2.05(b)(ii) is intentionally omitted."

                (l) Section 2.05(b)(iii) shall be amended by (i) deleting the name "FN Holdings" and replacing such name with the name "First Gibraltar" and (ii) deleting the phrase "the certificate of incorporation of FN Holdings" and replacing such phrase with the phrase "the First Gibraltar Charter Document."

                (m) Section 2.05(b)(v) shall be amended in its entirety to read as follows:

                        "(v)    The Borrower shall, on the date of each
dividend, distribution, loan or advance from the Bank to FN Holdings arising solely out of the sum of (1) any gains (net of taxes) from the sale of deposits (other than the sale of deposits in California) and property, plant and equipment related to such deposits and (2) any net income that is attributable to the recognition of the deferred tax asset net operating loss carry forwards of the Bank (such sum shall be referred to in this Section 2.05(b)(v) as the "Deposit/Tax Contribution Amount"), apply such Deposit/Tax Contribution Amount to the making of a prepayment in such amount. Each such prepayment shall be applied pro rata to (x) the Term B Facility and (y) the Revolving Credit Facility as set forth in Section 2.05(b)(ix) below:







                                                  5

                (n) Section 2.05(b)(vi) shall be amended in its entirety to read as follows:

                        "(vi)   The Borrower shall, on any date (A) on which a
deposit of amounts paid under or in connection with any Related Document is made to the Mafco Collateral Account and (B) either (I) a Default has occurred and is continuing, (II) the Borrower fails to deliver a Look-Forward Certificate or a Deposit Certificate with respect to such deposit in accordance with the terms of
Section 5.01(l) or (III) the Required Lenders determine, in their reasonable discretion, within 15 Business Days following the date of the receipt of the Look-Forward Certificate or within two Business Days following the date of the receipt of the Deposit Certificate, as the case may be, referred to in clause
(B)(II), that the equity contributions receivable by the Borrower from Borrower Parent pursuant to the Equity Contribution Agreement (to the extent they relate to net income of the Bank and any gains (net of taxes) from the sale of deposits and property, plant and equipment related to such deposits will be insufficient to make the principal payments in respect of the Facilities due on June 30, 1996, make a prepayment in an amount equal to the amount of the deposit in the Mafco Collateral Account, plus any interest on Collateral Investments made with such deposit. The portion of each such prepayment to be applied to principal in accordance with Section 2.05(b)(x) below shall be applied pro rata to (x) the Term B Facility and (y) the Revolving Credit Facility as set forth in Section 2.05(b)(ix) below."

                (o) Section 2.05(b)(vii) shall be amended by inserting after each reference therein to "the New FN Holdings Debt" the phrase "or the FN Parent Debt."

                (p) Section 3.02(b) shall be amended by deleting clauses (x) and (y) therein and replacing such clauses with the following:

                        "the equity contributions receivable by the Borrower from Borrower Parent pursuant to the Equity Contribution Agreement arising out of net income of the Bank (including any gains (net of taxes) from the sale by the Bank of deposits and property, plant and equipment related to such deposits) will be insufficient to make the principal payments in respect of the Facilities due on June 30, 1996."

                (q) Section 5.01(l) shall be amended by deleting clauses (i) and (ii) therein in their entirety and replacing such clauses with the following:

                        "the projected equity contributions receivable by the Borrower from Borrower Parent pursuant to the Equity Contribution Agreement arising out of net income of the Bank (including any gains (net of taxes) from







                                    6

the sale by the Bank of deposits and property, plant and equipment related to such deposits), will be sufficient to make the principal payments due on June 30, 1996, together with a schedule in form reasonably satisfactory to the Agent setting forth in reasonable detail the computations and other information on which such certification is based;"

                (r) Section 6.01(n) shall be amended in full to read as follows:

                                "(n)  Any provision of the FN Holdings Debt
Document, the New FN Holdings Debt Documents or the FN Parent Debt Documents shall be terminated, amended, waived or otherwise modified without the consent of the Required Lenders or any provision of the First Gibraltar Charter Document shall be amended or modified without the consent of the Required Lenders; or"

                (s) Section 6.01(t) shall be amended in full to read as follows:

                                "(t)  100% of the excess of (i) all amounts
received by FN Holdings that relate solely to net income of the Bank (excluding, to the extent included in net income, (1) any gains (net of taxes) from the sale of deposits and property, plant and equipment related to such deposits, and (2) any net income that is attributable to the recognitions of the deferred tax asset net operating loss carry forwards of the Bank) over (ii) aggregate of the amounts permitted to be retained by FN Holdings as set forth in clause (a) of Article Ninth of the third restated certificate of incorporation of FN Holdings as in effect on the date of the Third Amendment shall not be received by First Gibraltar (through dividends, distributions or otherwise); or"

                (t) Section 6.01(u) shall be amended in full to read as follows:

                                "(u)  100% of all amounts received by FN
Holdings that relate to dividends, other distributions or any loans or advances from the Bank arising out of excess capital of the Bank shall not be received by First Gibraltar (through dividends, distributions or otherwise);"

                (u) Schedule I to the Credit Agreement is amended in its entirety to read as set forth in Annex A hereto.

                (v) Exhibit G to the Credit Agreement is amended in its entirety to read as set forth in Annex B hereto.







                                                 7

                (w) Exhibit H to the Credit Agreement is amended in its entirety to read as set forth in Annex C hereto.

                (x)     Annex D hereto is added to the Credit Agreement as
Exhibit I.

                SECTION 2. Amendment to the Borrower Security Agreement. The Borrower Security Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 7 hereof have been satisfied or waived, hereby amended as follows:

                        (a) Section 7(b) shall be amended by (i) replacing the reference therein to "FN Parent" with a reference to "First Gibraltar", (ii) replacing the reference to "FN Parent Loan Agreement" with a reference therein to "First Gibraltar Loan Agreement" and (iii) deleting the last sentence thereof.

                        (b) Section 7(c) shall be amended in its entirety to read "This Section 7(c) is intentionally omitted."

                        (c) Section 7(d) shall be amended by replacing each reference therein to "FN Holdings" with a reference to "First Gibraltar".

                        (d) Section 7(f) shall be amended by deleting the last sentence thereof.

                        (e) Section 7(g) shall be amended in its entirety to read "This Section 7(g) is intentionally omitted."

                SECTION 3. Amendments to the Borrower Parent Security Agreement. The Borrower Parent Security Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 7 hereof have been satisfied or waived, hereby amended by (i) deleting clause (b) of Section 1 thereof and replacing such clause with the following clause:

                        "(b) the First Gibraltar Loan Agreement, as such agreement may be amended or otherwise modified from time to time (the "Assigned Agreement"), including, without limitation, (i) all rights of Borrower Parent to receive moneys due and to become due under or pursuant to the Assigned Agreement, (ii) all rights of Borrower Parent to receive proceeds of any indemnity, warranty or guaranty with respect to the Assigned Agreement, (iii) claims of Borrower Parent for damages arising out of or for breach of or default under the Assigned Agreement and (iv) the right of Borrower Parent to terminate the Assigned Agreement, to perform thereunder and to compel







                                8

performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");"

and (ii) amending Exhibit A thereto in its entirety to read as set forth in Annex F hereto.

                SECTION 4. Amendment to the Borrower Parent Guaranty. Section 8(i) of the Borrower Parent Guaranty is, effective as of the date on which all of the conditions precedent set forth in Section 7 have been satisfied or waived, hereby amended by adding to the end of clause (i) thereof the words "and First Gibraltar".

                SECTION 5. Amendment to the Mafco Guaranty. The Mafco Guaranty is, effective as of the date on which all of the conditions precedent set forth in Section 7 have been satisfied or waived, hereby amended as follows:

                (a) Section 6(a) shall be amended by replacing the last sentence thereof with the sentence "For purposes of this Guaranty, the term "Relevant Party" shall mean the Guarantor, M&F, Andrews, Four Star, New Coleman, FN Holdings, FN Parent and First Gibraltar (FN Holdings, FN Parent and First Gibraltar shall collectively be referred to as the "Designated Relevant Parties")."

                (b) Section 6(b) shall be amended by inserting after the first reference to "Relevant Party" therein the parenthetical "(other than First Gibraltar)".

                (c) Section 6(c) shall be amended by inserting after the reference to "Original Credit Agreement" in clause (iv) thereof the phrase "and the voting trust agreement referred to in Section 7(d)(vi) of the Third Amendment".

                (d) Section 6(r) shall be amended by inserting after the reference to "Relevant Party" therein the parenthetical "(other than First Gibraltar)".

                (e) Section 7(n) shall be amended by inserting, after the phrase "or FN Parent", the phrase "or First Gibraltar".

                (f) Section 8(f)(ii) shall be amended by inserting, immediately prior to clause (x) thereof, the clause "(w) Investments by First Gibraltar in Borrower Parent pursuant to the terms of the First Gibraltar Loan Agreement and the First Gibraltar Certificate of Incorporation,".

                (g) Section 8(i) shall be amended in its entirety to read as follows:

                        "(i) Debt. Create, incur, assume or suffer to exist, or permit any other Relevant Party to create, incur, assume or suffer to exist any Debt other







                                    9

than (i) in the case of the Guarantor, loans pursuant to the terms of the Related Documents, Debt under this Guaranty, the Debt set forth on Schedule V hereto and Debt under the guaranty of all loans made by FN Holdings to Borrwer Parent, provided that such guaranty shall be subordinated to the Debt under this Guaranty on terms and conditions substantially identical to the terms and conditions set forth on Exhibit A hereto subject to the provisions set forth under the heading "Ranking" on Exhibit D hereto, (ii) in the case of the other Relevant Parties, Debt set forth on Schedule V hereto and Debt under the Loan Documents, (iii) in the case of all of the Relevant Parties, (x) intercompany Debt and (y) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course, (iv) in the case of FN Parent, the issuance of the FN Parent Debt and any Debt issued by FN Parent in exchange for the FN Parent Debt, provided that, in each case such Debt is substantially on the terms and conditions set forth on Exhibit E hereto, and (v) in the case of FN Holdings, the issuance of Debt pursuant to the FN Holdings Debt Document, Debt under the FN Management Incentive Plan and the issuance of the New FN Holdings Debt pursuant to the New FN Holdings Debt Documents."

                (h) Section 8(j) shall be amended in full to read as follows:

                        "(j) Charter Amendments. Amend, or permit any other Relevant Party to amend, its certificate of incorporation or bylaws other than
(i) the amendment to the certificate of incorporation of FN Holdings in substantially the form of Exhibit G to the Credit Agreement, (ii) the amendment to the certificate of incorporation of FN Parent in substantially the form of Exhibit H to the Credit Agreement and (iii) the amendment to the certificate of incorporation of First Gibraltar in substantially the form of Exhibit I to the Credit Agreement."

                (i) Exhibit B to the Mafco Guaranty is amended in its entirety to read "Exhibit B is intentionally omitted."

                (j) Annex E hereto shall be added to the Mafco Guaranty as Exhibit E thereto.

                SECTION 6. Amendment to the Equity Contribution Agreement. The Equity Contribution Agreement is, effective as of the date on which all of the conditions precedent set forth in Section 7 have been satisfied or waived, hereby amended by (i) deleting clauses (a) and (b) in Section 1 thereof and replacing such clauses with the clause "(a) the proceeds from each loan made by First Gibraltar to the Borrower







                                      10

Parent pursuant to the First Gibraltar Loan Agreement" and (ii) redesignating clause (c) in Section 1 thereof as clause (b).

                SECTION 7. Conditions of Effectiveness. Sections 1, 2, 3, 4, 5 and 6 of this Third Amendment shall become effective on the first date (the "Third Amendment Effective Date") upon which the Agent shall have received evidence satisfactory to it that the following conditions precedent have been satisfied:

                (a) The Borrower shall have paid all accrued fees of the Agent and the Lenders and all accrued expenses of the Agent (including the reasonable fees and expenses of counsel to the Agent).

                (b) The Term A Facility shall have been paid in full, the Term B Commitments shall be $5,232,558.14 and the Revolving Credit Commitments shall be $144,767,441.86.

                (c) FN Parent shall have issued $450 million aggregate principal amount of Senior Notes due 2003 substantially on the terms and conditions set forth in the Preliminary Offering Memorandum of FN Parent, dated March 22, 1996, under the heading "Description of the Notes" and shall have received $434,082,717 in Net Cash Proceeds from the sale of such Senior Notes.

                (d) The Agent shall have received on or before the Third Amendment Effective Date the following, each dated on or before the Third Amendment Effective Date, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

                        (i) counterparts to this Third Amendment duly executed by the Borrower, Borrower Parent, Mafco, the Lenders and the Agent;

                        (ii) counterparts to the Consent attached hereto duly executed by each Loan Party other than the Borrower, Borrower Parent and Mafco;


                        (iii) Certified copies of the FN Parent Debt Documents, duly executed by the parties thereto and in form and substance reasonably satisfactory to the Lenders;

                        (iv) The First Gibraltar Loan Agreement, duly executed by First Gibraltar and in form and substance reasonably satisfactory to the Lenders;







                                                 11

                        (v) Certified copies of the certificate of incorporation and by-laws of First Gibraltar, in form and substance reasonably satisfactory to the Lenders;

                        (vi) A voting trust agreement, in form and substance satisfactory to the Lenders, among First Gibraltar, Trans Network Insurance Services Inc., Citibank, N.A. and Bank of New York relating to the common stock of First Gibraltar, duly executed by the parties thereto and in form and substance reasonably satisfactory to the Lenders;

                        (vii) Amendments to the financing statements filed in connection with the Original Credit Agreement under the Uniform Commercial Code of the State of New York naming Borrower Parent as debtor which shall conform such financing statements to the description of the "Collateral" as described in the Borrower Parent Security Agreement as amended by this Third Amendment; and

                        (viii) A certificate signed by a duly authorized officer of Mafco stating that:

                                (A)     After giving effect to this Third
Amendment, the representations and warranties contained in each of the Loan Documents are correct on and as of the Third Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date; and

                                (B)     After giving effect to this Third
Amendment, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                SECTION 8. Consents of the Lenders. (a) Subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof, the Lenders hereby consent to the termination of (i) the Voting Trust Agreement dated as of September 30, 1994 among FN Parent, FN Holdings, Citibank and NationsBank of Georgia, National Association, (ii) the Voting Trust Agreement dated as of September 30, 1994 among First Gibraltar Holdings Inc., FN Parent, Citibank and NationsBank of Georgia, National Association and (iii) the FN Parent Loan Agreement.

                (b) Subject to the execution of this Third Amendment by each of the parties hereto, Required Lenders hereby consent to the amendment on or prior to the date







                                               12

hereof of the certificate of incorporation of each of FN Holdings and FN Parent, in each case to delete the first sentence of paragraph (3) of Article FIFTH thereof.

                SECTION 9. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Sections 1, 2, 3, 4, 5 and 6 hereof: (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby; (ii) each reference in the Borrower Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Security Agreement, and each reference in the other Loan Documents to "the Borrower Security Agreement", "thereunder", "thereof" or words of like import referring to the Borrower Security Agreement shall mean and be a reference to the Borrower Security Agreement as amended hereby; (iii) each reference in the Borrower Parent Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Parent Security Agreement, and each reference in the other Loan Documents to "the Borrower Parent Security Agreement", "thereunder", "thereof" or words of like import referring to the Borrower Parent Security Agreement, shall mean and be a reference to the Borrower Parent Security Agreement as amended hereby, (iv) ) each reference in the Borrower Parent Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Parent Guaranty and each reference in the other Loan Documents to "the Borrower Parent Guaranty", "thereunder", "thereof" or words of like import referring to the Borrower Parent Guaranty, shall mean and be a reference to the Borrower Parent Guaranty as amended hereby, (v) each reference in the Mafco Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Mafco Guaranty, and each reference in the other Loan Documents to "the Mafco Guaranty", "thereunder", "thereof" or words of like import referring to the Mafco Guaranty, shall mean and be a reference to the Mafco Guaranty as amended hereby; and (vi) each reference in the Equity Contribution Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Equity Contribution Agreement, and each reference in the other Loan Documents to "the Equity Contribution Agreement", "thereunder", "thereof" or words of like import referring to the Equity Contribution Agreement, shall mean and be a reference to the Equity Contribution Agreement as amended hereby.

                (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or







                                         13

remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                SECTION 10. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 10. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                SECTION 11. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                SECTION 12. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                MARVEL IV HOLDINGS INC.


                                By _________________________
                                    Name:  Glenn P. Dickes
                                    Title:    Vice President







                              14


                                MAFCO HOLDINGS INC.


                                By __________________________
                                    Name:  Glenn P. Dickes
                                    Title:    Vice President


                                MARVEL V HOLDINGS INC.

                                By __________________________
                                    Name:  Glenn P. Dickes
                                    Title:    Vice President


                                CITIBANK, N.A., as Agent


                                By __________________________
                                    Name:
                                    Title:







                                15


                             Lenders


                                BANK OF AMERICA ILLINOIS


                                By __________________________
                                    Name:
                                    Title:


                                THE BANK OF NEW YORK


                                By __________________________
                                    Name:
                                    Title:


                                THE CHASE MANHATTAN BANK, N.A.


                                By __________________________
                                    Name:
                                    Title:


                                CHEMICAL BANK


                                By __________________________
                                    Name:
                                    Title:


                                CITIBANK, N.A.


                                By __________________________
                                    Name:
                                    Title:






                               16


                                CREDIT LYONNAIS,
                                  CAYMAN ISLAND BRANCH


                                By __________________________
                                    Name:
                                    Title:


                                CREDIT SUISSE


                                By __________________________
                                    Name:
                                    Title:


                                By __________________________
                                    Name:
                                    Title:



                                THE FIRST NATIONAL BANK
                                     OF BOSTON


                                By __________________________
                                    Name:
                                    Title:







                              17


                                THE FUJI BANK, LIMITED


                                By __________________________
                                    Name:
                                    Title:

                                THE LONG-TERM CREDIT
                                     BANK OF JAPAN, LTD.,
                                     LOS ANGELES AGENCY


                                By __________________________
                                    Name:
                                    Title:



                                NATIONSBANK, N.A. (CAROLINAS)


                                By __________________________
                                    Name:
                                    Title:


                                VAN KAMPEN AMERICAN CAPITAL
                                  PRIME RATE INCOME TRUST


                                By __________________________
                                    Name:
                                    Title:


                                INTERNATIONALE NEDERLANDEN  (U.S.)
                                CAPITAL CORPORATION


                                By __________________________
                                    Name:
                                    Title:






                               18


                                PILGRIM PRIME RATE TRUST


                                By __________________________
                                    Name:
                                    Title:


                                PRIME INCOME TRUST


                                By __________________________
                                    Name:
                                    Title:









                               CONSENT

                Reference is made to (a) the Credit Agreement dated as of December 15, 1995, as heretofore amended (said Agreement, as so amended, being the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein) among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), the lenders parties to the Credit Agreement (the "Lenders"), and Citibank, N.A., as agent (the "Agent") for the Lenders, and (b) the Third Amendment dated as of April 9, 1996 (the "Third Amendment") among the Borrower, Mafco Holdings Inc., a Delaware corporation ("Mafco"), Marvel V Holdings Inc., a Delaware corporation ("Borrower Parent"), the Lenders and the Agent.

                Each of the undersigned, as a Loan Party under the Credit Agreement, hereby consents to the Third Amendment and hereby confirms and agrees that (i) each Collateral Document to which such Loan Party is a party and the Collateral described in each such Collateral Document does, and shall continue to, secure the payment of all of the Secured Obligations and Guaranteed Obligations, as the case may be, described in such Collateral Document and (ii) each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Third Amendment,
(A) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the Third Amendment;
(B) each reference in the Borrower Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Security Agreement, and each reference in the other Loan Documents to "the Borrower Security Agreement", "thereunder", "thereof" or words of like import referring to the Borrower Security Agreement shall mean and be a reference to the Borrower Security Agreement as amended by the Third Amendment; (C) each reference in the Borrower Parent Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Parent Security Agreement, and each reference in the other Loan Documents to "the Borrower Parent Security Agreement", "thereunder", "thereof" or words of like import referring to the Borrower Parent Security Agreement, shall mean and be a reference to the Borrower Parent Security Agreement as amended by the Third Amendment, (D) each reference in the Borrower Parent Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Borrower Parent Guaranty and each reference in the other Loan Documents to "the Borrower Parent Guaranty", "thereunder", "thereof" or words of like import referring to the Borrower Parent Guaranty, shall mean and be a reference to the Borrower Parent Guaranty as amended by the Third Amendment, (E) each reference in the Mafco Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Mafco Guaranty, and each reference in the other Loan Documents to "the Mafco Guaranty", "thereunder", "thereof" or words of like import referring to the Mafco Guaranty, shall mean and be a reference to the Mafco Guaranty as amended by the Third Amendment; and (F) each reference in the Equity Contribution Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Equity






                                      2

Contribution Agreement, and each reference in the other Loan Documents to "the Equity Contribution Agreement", "thereunder", "thereof" or words of like import referring to the Equity Contribution Agreement, shall mean and be a reference to the Equity Contribution Agreement as amended by the Third Amendment.

        This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same consent.


                                ANDREWS GROUP INCORPORATED
                                CONSOLIDATED CIGAR II HOLDINGS INC.
                                COLEMAN (PARENT) HOLDINGS INC.
                                FLAVORS (PARENT) HOLDINGS INC.
                                FOUR STAR HOLDINGS CORP.
                                MACANDREWS & FORBES HOLDINGS INC.
                                MAFCO HOLDINGS INC.
                                NEW COLEMAN HOLDINGS, INC.
                                NWCG (PARENT) HOLDINGS CORPORATION


                                By________________________________
                                       Glenn P. Dickes
                                       An authorized signatory for each
                                       of the above-named corporations











Annex A

to

THIRD AMENDMENT





                                   SCHEDULE I

                ADVANCES, COMMITMENTS AND APPLICABLE LENDING OFFICES

                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
Citibank, N.A.                             -0-                      -0-     $15,000,000.01          Domestic:
                                                                                                    --------
                                                                                                    399 Park Avenue
                                                                                                    New York, New York 10043
                                                                                                    Attention: Ed Vowinkel
                                                                                                    Tel: No. 718-248-4523
                                                                                                    Fax No.: 718-248-4844
                                                                                                    ABA No.: 021000089
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 3685-2248
                                                                                                    Account Name: Medium Term Fin.
                                                                                                    Attention: Ed Vowinkel
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same










                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
Bank of America Illinois                   -0-                     -0-      $11,511,627.91          Domestic:
                                                                                                    --------
                                                                                                    231 South LaSalle
                                                                                                    Chicago, IL 60697
                                                                                                    Attention: Lily Reyes
                                                                                                    Tel. No.: 312-828-3873
                                                                                                    Fax No.: 312-974-9626
                                                                                                    ABA No.: 071-000-039
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 47-03421
                                                                                                    Attention: Account
                                                                                                           Administration-L.Reyes
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurdollar:
                                                                                                    Same

The Chase Manhattan Bank, N.A.              -0-                     -0-       $5,232,558.14         Domestic:
                                                                                                    --------
                                                                                                    2 Chase Manhattan Plaza
                                                                                                     New York, N.Y. 10081
                                                                                                    Attention: Rocky Chan
                                                                                                    Tel. No.: 212-552-2920
                                                                                                    Fax No.: 212-552-7325
                                                                                                    ABA No.: 021-0000-21
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 900-9-0000-36
                                                                                                    Account Name: Commercial Loan
                                                                                                    Dept.
                                                                                                    Attention: Rocky Chan
                                                                                                    Reference: Mafco Holding

                                                                                                    Eurodollar:
                                                                                                    Same







                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
Chemical Bank                              -0-                      -0-     $12,906,976.74          Domestic:
                                                                                                    --------
                                                                                                    270 Park Avenue
                                                                                                    New York, New York 10017
                                                                                                    Attention: Abigail L. Garcia
                                                                                                    Tel. No.: 212-270-5425
                                                                                                    Fax No.:  212-818-1456
                                                                                                    ABA No.: 021-0001-28
                                                                                                    Via Fed Transfer
                                                                                                    Account No.:_____________
                                                                                                    Account Name: Credit Commercial
                                                                                                    Loan Operations
                                                                                                    Attention: John Gallagher
                                                                                                    Reference: Mafco Holdings Inc.

                                                                                                    Eurodollar:
                                                                                                    Same


Credit Lyonnais                            -0-                      -0-     $11,511,627.91          Domestic:
                                                                                                    --------
                                                                                                    1301 Avenue of the Americas
                                                                                                    New York, NY 10019
                                                                                                    Attention: Lucie Mercado
                                                                                                    Tel. No.: 212-261-7271
                                                                                                    Fax No.: 212-261-3401
                                                                                                    ABA No.: 026008073
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 01-008820-001-00
                                                                                                    Account Name: Loan Servicing
                                                                                                    Attention: Lucy Mercado
                                                                                                    Reference: Mafco

                                                                                                    Eurodollar:
                                                                                                    Same







                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
Credit Suisse                              -0-                      -0-     $12,906,976.74          Domestic:
                                                                                                    --------
                                                                                                    12 East 49th Street
                                                                                                    New York, NY 10017
                                                                                                    Attention: Ed Siddons
                                                                                                    Tel. No.: 212-238-5407
                                                                                                    Fax No.: 212-238-5439
                                                                                                    ABA No.: 026009179
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 904996-02
                                                                                                    Account Name: Loan Dept.
                                                                                                    Attention: Ed Siddons
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same

The First National Bank of                 -0-                      -0-      $5,232,558.14          Domestic:
Boston                                                                                              --------
                                                                                                    100 Rustcraft Road
                                                                                                    Dedham, MA 02026
                                                                                                    Attention: Angela Moore
                                                                                                    Tel. No.: 617-467-2292
                                                                                                    Fax No.: 617-467-2276
                                                                                                    ABA No.: 01000390
                                                                                                    Account No.: 0411214
                                                                                                    Via Fed Transfer
                                                                                                    Attention: Angela Moore
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same





                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
The Fuji Bank, Limited                     -0-                      -0-      $8,720,930.23          Domestic:
                                                                                                    --------
                                                                                                    2 World Trade Center
                                                                                                    New York, NY 10048
                                                                                                    Attention: Gemma Dizon
                                                                                                    Tel. No.: 212-898-2069
                                                                                                    Fax No.: 212-488-8216
                                                                                                    ABA No.: 026009700
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 515011U3
                                                                                                    Account Name: USCF III
                                                                                                    Attention: Gemma Dizon
                                                                                                    Reference: Mafco Holdings

                                                                                                    Eurodollar:
                                                                                                    Same

The Long-Term Credit Bank of               -0-                      -0-      $6,976,744.19          Domestic:
Japan, Ltd.                                                                                         --------
                                                                                                    444 South Flower Street
                                                                                                    Los Angeles, CA  90071
                                                                                                    Attention: Ken Nakagawa
                                                                                                    Tel. No.: 213-689-6244
                                                                                                    Fax No.: 213-626-1067
                                                                                                    ABA No.: 122000218
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 220234834
                                                                                                    Account Name: Long-Term Credit
                                                                                                    Bank of Japan
                                                                                                    Attention: Ken Nakagawa
                                                                                                    Reference: Mafco Holdings Inc.

                                                                                                    Eurodollar:
                                                                                                    Same



                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
NationsBank, National                      -0-                      -0-     $12,906,976.74          Domestic:
Association (Carolinas)                                                                             --------
                                                                                                    101 No. Tryon Street
                                                                                                    Charlotte, NC 28255
                                                                                                    Attention: Charlie Franklin
                                                                                                    Tel. No.: 704-386-4199
                                                                                                    Fax No.: 704-386-8694
                                                                                                    ABA No.: 053000196
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 13662122506
                                                                                                    Account Name: Corporate Credit
                                                                                                    Services Support
                                                                                                    Attention: Charlie Franklin
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same
Internationale Nederlanden                 -0-                      -0-      $8,720,930.23          Domestic:
(U.S.) Capital Corporation                                                                          --------
                                                                                                    135 East 57th Street
                                                                                                    New York, NY 10022
                                                                                                    Attention: Kunduck Moon
                                                                                                    Tel. No.: (212) 446-0911
                                                                                                    Fax No.: (212) 593-3362
                                                                                                    ABA No.: 021000238
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 60007116
                                                                                                    Account Name: Internationale
                                                                                                    Nederlanden (U.S.) Capital
                                                                                                    Corporation
                                                                                                    Reference: Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same
Van Kampen American Capital                -0-                      -0-     $12,906,976.74          Domestic:
Prime Rate Income Trust                                                                             --------
                                                                                                    One Parkview Plaza
                                                                                                    Oakbrook Terrace, IL  60181
                                                                                                    Attention:  Jeffrey Mailet
                                                                                                    Tel. No.: (708) 684-6438
                                                                                                    Fax  No.: (708) 684-6740
                                                                                                    ABA No.: 011000028
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 99001265
                                                                                                    Account Name: VKM PRIT
                                                                                                    Reference:  Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same





                                                                               Revolving
Name of Bank                     Term A Commitment    Term B Commitment   Credit Commitment          Applicable Lending Office
- ------------                     -----------------    -----------------   ----------------          -------------------------
Pilgrim Prime Rate Trust                   -0-                      -0-     $11,511,627.91          Domestic:
                                                                                                    --------
                                                                                                    40 N. Central Ave.
                                                                                                    Suite 1200
                                                                                                    Phoenix, AZ   85004
                                                                                                    Attention:
                                                                                                    Tel. No.: (602)417-8259
                                                                                                    Fax. No.: (602) 417-8327
                                                                                                    ABA No.: 011000028
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 37926342
                                                                                                    Account Name: PL1F - Pilgrim
                                                                                                    Prime Rate Trust
                                                                                                    Reference:  Mafco Holdings

                                                                                                    Eurodollar:
                                                                                                    Same
Prime Income Trust                         -0-                $5,232,558.14        -0-              Domestic:
                                                                                                    --------
                                                                                                    2 World Trade Center
                                                                                                    72nd Floor
                                                                                                    New York, New York  10048
                                                                                                    Attention:  April Chrysostomas
                                                                                                    Tel. No.: (212) 392-5709
                                                                                                    Fax No.: (212) 392-5345
                                                                                                    ABA No.: 0210000018
                                                                                                    Via Fed Transfer
                                                                                                    Account No.: 003348
                                                                                                    Account Name:  Prime Income
                                                                                                    Trust
                                                                                                    Reference:  Marvel IV Holdings

                                                                                                    Eurodollar:
                                                                                                    Same







                                                        DRAFT 4/04/96
                                                              ANNEX B
                                                                   to
                                                       THIRD AMENDMENT


                                    FORM OF
                                FOURTH RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                         FIRST NATIONWIDE HOLDINGS INC.

                       ----------------------------------

                        Pursuant to Sections 242 and 245
                         of the General Corporation Law
                            of the State of Delaware


                  First Nationwide Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                  1. The name of the Corporation is First Nationwide Holdings Inc. The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was June 30, 1994. The original Certificate of Incorporation of the Corporation was amended and restated pursuant to the Restated Certificate of Incorporation of the Corporation (the "Restated Certificate of Incorporation") which was filed with the Secretary of State of the State of Delaware on September 30, 1994. The Restated Certificate of Incorporation was amended and restated pursuant to the Second Restated Certificate of Incorporation of the Corporation (the "Second Restated Certificate of Incorporation") which was filed with the Secretary of State of the State of Delaware on June 29, 1995 (the "Filing Date"). The Second Amended and Restated Certificate of Incorporation was amended and restated pursuant to the Third Restated Certificate of Incorporation of the Corporation which was filed with the Secretary of State of the State of Delaware on January 31, 1996. The Third Restated Certificate of Incorporation was amended pursuant to a Certificate of Amendment to the Third Restated Certificate of Incorporation filed with the Secretary of the State of Delaware on April __, 1996 (as so amended, the "Third Restated Certificate of Incorporation").

                  2.       This Fourth Restated Certificate of
Incorporation, which both restates and amends the provisions


Doc#:DS3:204624.1   WP-G2
of the Third Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL") and by the written consent of its stockholders entitled to vote thereon in accordance with Section 228 of the GCL and is as follows:

                  FIRST:  The name of the Corporation is First
Nationwide Holdings Inc. (hereinafter the "Corporation").

                  SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, DE 19805, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

                  THIRD:   The purpose of the Corporation is to
engage in any lawful act or activity for which a corporation may be organized under the GCL.

                  FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 1250 shares consisting of 800 shares of Class A Common Stock, each having a par value of one dollar ($1.00), 200 shares of Class B Common Stock, each having a par value of one dollar ($1.00), and 250 shares of Class C Common Stock, each having a par value of one dollar ($1.00).

                  (1)      Dividends.

                           (a)      Dividend Rights.  Dividends may be paid
in cash or otherwise upon the Class A Common Stock, Class B Common Stock and the Class C Common Stock out of the assets of the Corporation in the relationship and upon the terms provided for below with respect to each such class:

                                    (i)     Class A Common Stock.  The holders
         of record of the Class A Common Stock shall be entitled to receive dividends (such dividends shall hereinafter be referred to as "Class A Dividends"), when and as declared by the Board of Directors of the Corporation (the "Board of Directors") out of funds legally available therefor, subject to the rights of the Class B Common Stock described in Section (1)(a)(ii) of this Article FOURTH and the rights of the Class C Common Stock described in Section 1(a)(iii) of this Article FOURTH.

                                    (ii)    Class B Common Stock.  The holders
         of record of the Class B Common Stock shall be entitled to receive dividends (such dividends shall hereinafter be referred to as "Class B Dividends"), at the time of the declaration and payment, respectively, of Class A Dividends, out of funds legally available therefor, in the amounts per share paid on the Class A Common Stock.


Doc#:DS3:204624.1   WP-G2

                                    (iii)  Class C Common Stock.  The
         holders of record of shares of the Class C Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, dividends at the rate per share determined as follows. The amount of dividends payable in respect of the Class C Common Stock shall be computed assuming (x) a stated value per share of $1,000,000 and (y) (I) during the period (the "Pre-Filing Period") from March 1, 1996 until (but excluding) the date (the "Filing Date") on which this Fourth Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, a dividend rate equal to ____ percent (___%) per annum (the "Pre-Filing Interest Rate") [NOTE: rate will be equal to the weighted average interest cost of funds under the Marvel IV Credit Agreement during the Pre-Filing Period] and (II) from and after the Filing Date, a dividend rate equal to ____ percent (___ %) per annum (the "New Interest Rate") [NOTE: rate will be equal to the interest rate on the new FN Parent notes], in each case computed on the basis of the actual number of days elapsed in a 360-day year. Dividends on the Class C Common Stock shall be cumulative from the date on which such shares of Class C Common Stock were originally issued. Interest shall accrue on any dividends on the Class C Common Stock that are not paid on any dividend payment date (as determined in the sole discretion of the Board of Directors) from such date until (but excluding) the date such dividends are actually paid. During the PreFiling Period, such interest, if any, accrued at a rate equal to the Pre-Filing Interest Rate and from and after the Filing Date, such interest shall accrue at a rate equal to the New Interest Rate, in each case computed on the basis of the actual number of days elapsed in a 360-day year.

                           (b)      Priority as to Dividends.  Unless all
outstanding shares of Class C Common Stock have been redeemed, no dividends (other than in Class A Common Stock or Class B Common Stock or in another stock ranking junior to the Class C Common Stock as to dividends and liquidation rights) shall be declared or paid or set aside for payment or other distribution made upon the Class A Common Stock or Class B Common Stock of the Corporation or on any other stock of the Corporation ranking junior to or on a parity with the Class C Common Stock as to dividends or liquidation rights. No Class A Dividends may be declared unless an equivalent per share Class B Dividend shall be contem poraneously declared in accordance with Sections
(1)(a)(i) and (1)(a)(ii) above.

                           (c)      Restrictions on Purchase.  The Corpo
ration shall not purchase or otherwise acquire for value


Doc#:DS3:204624.1   WP-G2
shares of Class A Common Stock or Class B Common Stock or any other class of stock or series thereof ranking junior to or on a parity with the Class C Common Stock as to dividends or liquidation rights if, at the time of making such purchase or other acquisition, any shares of Class C Common Stock remain outstanding.

                  (2)      Redemption.

                           (a)      Optional Redemption of Class C Common
Stock. The shares of Class C Common Stock may be redeemed, in whole or in part, at the election of the Corporation by resolution of its Board of Directors, at any time or from time to time after the date on which the shares of Class C Common Stock are issued at the redemption price of $1,000,000 per share payable out of funds legally available therefor, plus accrued and unpaid dividends to the date fixed for redemption, plus interest accrued (I) during the Pre-Filing Period, at a rate equal to the Pre-Filing Interest Rate and (II) from and after the Filing Date, at a rate equal to the New Interest Rate, in each case computed on the basis of the actual number of days elapsed in a 360- day year, on dividends not paid on any dividend payment date (as determined in the sole discretion of the Board of Directors), on such notice to each holder of record of the Class C Common Stock to be redeemed as may be specified by the resolution of the Board of Directors authorizing the redemption.

                  In the event that at any time less than all of the Class C Common Stock outstanding is to be redeemed, the shares to be redeemed will be selected pro rata or by lot.

                           (b)      Retirement of Redeemed Shares.  Shares
of Class C Common Stock redeemed, purchased or otherwise acquired for value by the Corporation shall be retired and shall not be reissued.

                           (c)      No Redemption.  The shares of Class A
Common Stock and Class B Common Stock shall not be subject to redemption.

                  (3) Voting Rights. (i) The Class A Common Stock and the Class B Common Stock shall vote together as a single class on all matters which are to be put to a vote of shareholders. Each share of the Class A Common Stock shall entitle the holder thereof to one vote. Each share of the Class B Common Stock shall entitle the holder thereof to a vote equal to the product of one and a fraction, the numerator of which is 3 and the denominator of which is 4. Except as otherwise required by law, the holders of shares of Class C Common Stock shall not be entitled to vote.

                  (ii) Notwithstanding Section 3(i) above, without the affirmative vote or consent of the holders of 50% of the voting power of


Doc#:DS3:204624.1   WP-G2
the outstanding Class B Common Stock, voting or consenting, as the case may be, separately as one class, the Corporation may not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any person or entity unless each share of Class B Common Stock shall be converted into or exchanged for and shall become a share of such successor, transferee or resulting corporation or a parent corporation of such corporation, having in respect of such successor, transferee or resulting corporation or parent corporation substantially the same powers, preferences and special rights, and the qualifications, limitations or restrictions thereon, that the Class B Common Stock had immediately prior to such transaction. Notwithstanding the foregoing, the Corporation may consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any person or entity if such merger, consolidation or sale has been approved by the affirmative vote or consent of the holders of 50% of the voting power of the outstanding Class B Common Stock, voting or consenting, as the case may be, separately as one class.

                  (4)      Liquidation Rights; Priority.

                           (a)      In the event of any liquidation,
dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Class C Common Stock shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus and whether or not dividends as such are declared, $1,000,000 per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, plus interest accrued (I) during the Pre-Filing Period, at a rate equal to the Pre-Filing Interest Rate and (II) from and after the Filing Date, at a rate equal to the New Interest Rate, in each case computed on the basis of the actual number of days elapsed in a 360-day year, on dividends not paid on any dividend payment date (as determined in the sole discretion of the Board of Directors), and no more, before any distribution shall be made to the holders of shares of the Class A Common Stock or the holders of shares of the Class B Common Stock. After such distributions, the holders of the shares of the Class A Common Stock and the Class B Common Stock shall be entitled to receive the assets of the Corporation remaining for distribution pro rata.

                           (b)      Neither the merger nor consolidation of
the Corporation into or with any other corporation or entity, nor the merger or consolidation of any other corporation or entity, into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof.



Doc#:DS3:204624.1   WP-G2

                           (c)      Written notice of any voluntary or
involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Class C Common Stock at their re spective addresses as the same shall appear on the books of the Corporation.

                  FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

                  (3)  Election of directors need not be by
         written ballot unless the By-Laws so provide.
                  (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corpo ration or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                  (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corpo ration, subject, nevertheless, to the provisions of the GCL, this Fourth Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws


Doc#:DS3:204624.1   WP-G2
         hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

                  SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

                  SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Fourth Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that the Corporation shall not amend, alter, change or repeal any provision of Article FOURTH hereof without the affirmative vote or consent of the holders of 50% of the voting power of the outstanding Class B Common Stock of the Corporation; and provided, further, that the Corporation shall not adopt, amend or change any Article so as to be inconsistent with Article FOURTH without complying with the foregoing provision.

                  EIGHTH: The Corporation is to have perpetual existence.

                  IN WITNESS WHEREOF, this Fourth Restated Certificate of Incorporation has been executed by and on behalf of First Nationwide Holdings Inc. by its Vice President this ____ day of April, 1996.

                                            FIRST NATIONWIDE HOLDINGS INC.


                                            By:___________________________
                                                Name:  Glenn P. Dickes
                                                Title:   Vice President




Doc#:DS3:204624.1   WP-G2

                                                           Draft:  4/02/96
                                                               ANNEX C
                                                                   to
                                                            THIRD AMENDMENT

                                   FORM OF
                    THIRD RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                       FIRST NATIONWIDE (PARENT) HOLDINGS INC.


                         Pursuant to Sections 242 and 245
                          of the General Corporation Law
                             of the State of Delaware


                First Nationwide (Parent) Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                1. The name of the Corporation is First Nationwide (Parent) Holdings Inc. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 22, 1994. The original Certificate of Incorporation was amended and restated pursuant to the Restated Certificate of Incorporation of the Corporation (the "Restated Certificate of Incorporation") which was filed with the Secretary of State of the State of Delaware on September 30, 1994. The Restated Certificate of Incorporation was amended and restated pursuant to the Second Restated Certificate of the Corporation (the "Second Restated Certificate of Incorporation") which was filed with the Secretary of State of the State of Delaware on March 13, 1996.

                2. This Third Restated Certificate of Incorporation, which both restates and amends the provisions of the Corporation's Second Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL") and by the written consent of its stockholders entitled to vote thereon in accordance with Section228 of the GCL and is as follows:

                FIRST: The name of the Corporation is First Nationwide (Parent) Holdings Inc. (hereinafter the "Corporation").

                SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

                THIRD:   The purpose of the Corporation is to engage in any
lawful act or activity for which a corporation may be organized under the GCL.

                FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1000 shares of Common Stock, each having a par value of one dollar ($1.00).

                FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                   (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                   (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-laws of the Corporation.

                   (3) Election of directors need not be by written ballot unless the By-laws so provide.

                   (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
           (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                   (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Third Restated Certificate of Incorporation, and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

                        SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

                SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Third Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                EIGHTH:  The Corporation is to have perpetual existence.

                        IN WITNESS WHEREOF, this Third Restated Certificate of Incorporation has been executed by and on behalf of First Nationwide (Parent) Holdings Inc. by its Vice President this __ day of April, 1996.

                                        FIRST NATIONWIDE (PARENT)
                                          HOLDINGS INC.


                                        By:
                                          -------------------------------
                                           Name:  Glenn P. Dickes
                                           Title: Vice President






                                                                         ANNEX D
                                                                            to
                                                                 THIRD AMENDMENT




                                     FORM OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          FIRST GIBRALTAR HOLDINGS INC.

                       -----------------------------------

                        Pursuant to Sections 242 and 245
                         of the General Corporation Law
                            of the State of Delaware
                       ----------------------------------


     First Gibraltar Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The name of the Corporation is First Gibraltar Holdings Inc. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was December 16, 1988. The original Certificate of Incorporation was amended pursuant to Certificates of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 18, 1989, September 30, 1992, December 30, 1992 and April 3, 1996.

     2. This Restated Certificate of Incorporation, which both restates and amends the provisions of the Corporation's Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL") and by the written consent of its stockholders entitled to vote thereon in accordance with Section 228 of the GCL and is as follows:

     FIRST: The name of the Corporation is First Gibraltar Holdings Inc. (hereinafter the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

     THIRD: (a) Subject to paragraph (b) below, the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL.

     (b) Notwithstanding paragraph (a) above, the purpose of the Corporation is limited to the following purposes, and activities incident to and necessary or convenient to accomplish the following purposes: (i) to own 100% of the outstanding Common Stock, par value $1.00 per share, of First Nationwide (Parent) Holdings Inc. ("First Nationwide Parent"), (ii) to take any action in connection with the Second Amended and Restated Credit Agreement, dated as of December 15, 1995, among Marvel IV Holdings Inc. (the Borrower ), the banks, financial and other institutional lenders named therein (the Lenders ) and Citibank, N.A., as agent for the Lenders, as amended by the First Amendment thereto dated as of January 9, 1996 and by the Second Amendment thereto dated as of January 24, 1996, and as it may be further amended from time to time in accordance with the terms thereof (as so amended, the "Second Amended and Restated Credit Agreement") and to engage in any activity not prohibited by the Second Amended and Restated Credit Agreement (or the Loan Documents referred to therein) or (iii) to engage in any lawful activity and to exercise any powers related to and convenient or incidental to the foregoing.

     FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 1,000 shares of Common Stock, each having a par value of one dollar ($1.00).

     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

               (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

               (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

               (3) Election of directors need not be by written ballot unless the By-Laws so provide.

               (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
          (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

               (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

     SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     SEVENTH: Notwithstanding any other provision of this Restated Certificate of Incorporation and any provision of law, the Corporation shall not do any of the following:

               (a) engage in any business or activity other than as set forth in Article THIRD hereof;

               (b) without the unanimous vote of the holders of 100% of the voting power of the outstanding Common Stock of the Corporation ("Unanimous Stockholder Approval"), dissolve or liquidate, in whole or in part, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, liquidation, reorganization or other relief under any applicable federal or state law relating to bankruptcy or insolvency; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any corporate action in furtherance of any such action; or

               (c) without Unanimous Stockholder Approval, merge or consolidate with any other corporation, company or entity or sell, lease or otherwise transfer all or substantially all its assets to, or acquire all or substantially all the assets or capital stock or other ownership interest of, any other corporation, company or entity; provided, however, that any such merger or consolidation (if the Corporation is not the survivor) and such sale, lease or transfer may only be consummated if such other corporation, company or entity expressly assumes the Corporation's obligations and has a certificate of incorporation or similar charter document containing provisions identical to those in Articles THIRD, SEVENTH, EIGHTH, NINTH and TENTH (collectively, the "Restricted Articles").

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that the Corporation shall not amend, alter, change or repeal any provision of the Restricted Articles without Unanimous Stockholder Approval; and provided, further, that the Corporation shall not adopt, amend or change any Article so as to be inconsistent with any provision of the Restricted Articles without complying with this Article EIGHTH.

     NINTH: Until the Payment Obligations have been Fully Satisfied (as each such term is defined below), or such earlier time as the Required Lenders under (and as defined in) the Second Amended and Restated Credit Agreement may approve, on each date on which the Corporation receives dividends, distributions or other funds from First Nationwide Parent, the Corporation shall lend an amount equal to the aggregate amount so received to Marvel V Holdings Inc. on a subordinated basis. Such loans shall be evidenced by documentation containing the terms of subordination set forth in Exhibit A hereto or such other terms of subordination as may be approved by the Board of Directors of the Corporation and by the Required Lenders under the Second Amended and Restated Credit Agreement. "Payment Obligations" shall mean all principal, interest, fees, charges, expenses, attorneys' fees and disbursements, indemnities and any other amounts payable by the Loan Parties under the Loan Documents (as each such term is defined in the Second Amended and Restated Credit Agreement). "Fully Satisfied" shall mean, with respect to the Payment Obligations as of any date, that, on or before such date, (a) the principal of and interest accrued to such date on all outstanding Advances (as defined in the Second Amended and Restated Credit Agreement) shall have been paid in full in cash and (b) all fees, expenses and other amounts then due and payable which constitute Payment Obligations shall have been paid in full in cash; provided, however, that on such date none of the Agent and the Lenders shall have made any claim in respect of Payment Obligations against the Borrower or any other Loan Party under any provision of any of the Loan Documents that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Agent, the Required Lenders and any such Lender (if such Lender is not one of the Lenders constituting the Required Lenders) to secure such claim.

     TENTH: The Corporation shall ensure at all times that it maintains corporate records and books of account which are separate from those of any other corporation, company or entity, including its affiliates.

     ELEVENTH: The Corporation is to have perpetual existence.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by and on behalf of First Gibraltar Holdings Inc. by its Vice President and Assistant Secretary this __ day of April, 1996.

                                            FIRST GIBRALTAR HOLDINGS INC.


                                            By:__________________________
                                               Name:  Glenn P. Dickes
                                               Title: Vice President











                                    EXHIBIT A
                                       to
                    Restated Certificate of Incorporation of
                          First Gibraltar Holdings Inc.


                             TERMS OF SUBORDINATION

     1. Until the Payment Obligations under the Second Amended and Restated Credit Agreement have been Fully Satisfied (as each such term is defined in the Restated Certificate of Incorporation of First Gibraltar Holdings Inc. (the "Corporation") to which this Exhibit A is attached), or such earlier time as the Required Lenders under (and as defined in) the Second Amended and Restated Credit Agreement may approve, on each date on which the Corporation receives dividends, distributions or other funds from First Nationwide (Parent) Holdings Inc., the Corporation shall lend an amount equal to the aggregate amount so received to Marvel V Holdings Inc. (the "Borrower Parent") on a subordinated basis as set forth below. Such loans shall be referred to herein as the "Subordinated Debt."

     2. The Subordinated Debt is, and shall be, subordinate to the extent and in the manner hereinafter set forth, to the Payment Obligations until such time as the Payment Obligations have been Fully Satisfied.

     3. So long as the Payment Obligations shall not have been Fully Satisfied, the Corporation shall not (i) ask, demand, sue for, take or receive from the Borrower Parent, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Debt, or (ii) commence, or join with any creditor other than the Agent or any Lender in commencing, or directly or indirectly cause the Borrower Parent to commence, or assist the Borrower Parent in commencing, any proceeding referred to in paragraph 5.

     4. No payment (including any payment that may be payable by reason of any other Debt (as defined in the Second Amended and Restated Credit Agreement) of the Borrower Parent being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Borrower Parent for or on account of any Subordinated Debt, and the Corporation shall not take or receive from the Borrower Parent, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until the Payment Obligations shall have been Fully Satisfied.

     5. In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower Parent or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower Parent or otherwise, the Agent, for its benefit and for the ratable benefit of the Lenders, shall be entitled to have the Payment Obligations be Fully Satisfied before the Corporation is entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of the Borrower Parent being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to the Agent, for its benefit and for the ratable benefit of the Lenders, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Payment Obligations until the Payment Obligations shall have been Fully Satisfied.

     6. In the event that any Subordinated Debt is declared due and payable before its stated maturity, the Agent, for its benefit and for the ratable benefit of the Lenders, shall be entitled to have all amounts due or to become due on or in respect of all Payment Obligations be Fully Satisfied before the Corporation is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Borrower Parent being subordinated to the payment of the Subordinated Debt) by the Borrower Parent on account of the Subordinated Debt.

     7. Until such time as the Payment Obligations have been Fully Satisfied, if any proceeding referred to in paragraph 5 above is commenced by or against the Borrower Parent,

                  (i) the Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Corporation or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in paragraph 5 above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Lenders hereunder; and

                  (ii) the Corporation shall duly and promptly take such action as the Agent may request (A) to collect the Subordinated Debt for the account of the Agent, for its benefit and for the ratable benefit of the Lenders, and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the

         Agent such powers of attorney, assignments, or other instruments as the Agent may request in order to enable the Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

                  8. All payments or distributions upon or with respect to the Subordinated Debt which are received by the Corporation contrary to these Terms of Subordination shall be received in trust for the benefit of the Agent, for its benefit and for the ratable benefit of the Lenders, shall be segregated from other funds and property held by the Corporation and shall be forthwith paid over to the Agent, for its benefit and for the ratable benefit of the Lenders, in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Payment Obligations in accordance with the terms of the Loan Documents.

                  9. The Agent is hereby authorized to demand specific performance of these provisions, whether or not the Borrower Parent shall have complied with any of the provisions hereof applicable to it, at any time when the Corporation shall have failed to comply with any of these provisions. The Corporation hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  10. No payment or distribution to the Agent pursuant to these provisions shall entitle the Corporation to exercise any rights of subrogation in respect thereof until the Payment Obligations shall have been Fully Satisfied.

                  11. The holders of the Payment Obligations may, at any time and from time to time, without any consent of or notice to the Corporation or any other holder of the Subordinated Debt and without impairing or releasing the obligations of the Corporation under these Terms of Subordination: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew payment or change or extend the time or payment of, or renew or alter, the Payment Obligations (including any change in the rate of interest thereon), or amend in any manner any agreement under which any of the Payment Obligations is outstanding; (ii) sell, exchange, release, not perfect and otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Payment Obligations; (iii) release anyone liable in any manner under or in respect of the Payment Obligations; (iv) exercise or refrain from exercising any rights against the Borrower Parent and others; and (v) apply any sums form time to time received to the Payment Obligations.

                  12. The Corporation will not without the consent of the Required Lenders:

                           (i) Cancel or otherwise discharge any of the
                  Subordinated Debt (except upon the Payment Obligations being Fully Satisfied), convert or exchange any of the Subordinated Debt into or for any other indebtedness or equity interest or subordinate any of the Subordinated Debt to any indebtedness of the Borrower Parent other than the Payment Obligations;

                           (ii) Sell, assign, pledge, encumber or otherwise
                  dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition (i) is to a person or entity other than the Borrower Parent or any of its affiliates and (ii) is made expressly subject to these provisions; or

                           (iii) Permit the terms of any of the Subordinated
                  Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of the Agent or the Lenders hereunder.

                  13. The foregoing provisions regarding subordination are and are intended solely for the purpose of defining the relative rights of the holders of the Payment Obligations on the one hand and the holders of any Subordinated Debt on the other hand. Such provisions are for the benefit of the holders of the Payment Obligations and shall be enforceable by them directly against the holders of any Subordinated Debt, and no holder of the Payment Obligations shall be prejudiced in its right to enforce subordination of any of the Subordinated Debt by any act or failure to act by the Borrower Parent or anyone in custody of its assets or property. Nothing contained in the foregoing provisions is intended to or shall impair, as between the Borrower Parent and the holders of any Subordinated Debt, the obligations of the Borrower Parent to such holders.









                                   Exhibit E
                                       to
                          Second Amended and Restated
                                 Mafco Guaranty




    FN Parent Debt

1.  Principal         Aggregate principal amount not to exceed $455,000,000.

2.  Interest          Not to exceed 13.0% per annum; provided, however, that if
                      the FN Parent Debt is issued in a Rule 144A placement and FN Parent is required to offer to exchange that debt for registered debt having the same terms, the interest rate on the FN Parent Debt may be increased by up to 50 basis points if either the registration statement for such exchange offer is not filed by a prescribed time or the exchange offer is not consummated by a prescribed time.

3.  Other Terms       Substantially as set forth in the Preliminary Offering
    and Conditions    Memorandum of FN Parent dated March 22, 1996 under the
                      heading "Description of the Notes," as modified by Annex I attached hereto.







                            ANNEX F TO THE
                            THIRD AMENDMENT

                                Exhibit A


                     FORM OF CONSENT AND AGREEMENT

                The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated July 27, 1994, as heretofore amended (as so amended, the "Security Agreement", the terms defined or referenced therein being used herein as therein defined or referenced), from Marvel V Holdings Inc. ("Borrower Parent") and NationsBank of Georgia, National Association, only with respect to Sections 1 and 4 thereof, not in its individual capacity but solely in its capacity as Voting Trustee (in such capacity, the "Voting Trustee") under the Voting Trust Agreement dated as of July 27, 1994 among Marvel IV Holdings Inc., the Voting Trustee, Borrower Parent and the Agent referred to below, to Citibank, N.A., as agent (the "Agent") for the Lenders referred to therein, and hereby agrees with the Agent that:

                (a) The undersigned will make all payments to be made by it under or in connection with the First Gibraltar Loan Agreement dated April __, 1996 (the "Assigned Agreement") between the undersigned and Borrower Parent directly to the Borrower Collateral Account or otherwise in accordance with the instructions of the Agent.

                (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent or any Lender for any reason any such payment once made.

                (c) Following the occurrence and during the continuance of an Event of Default, the Agent shall be entitled to exercise any and all rights and remedies of Borrower Parent under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

                (d) The undersigned will not, without the prior written consent of the Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof except pursuant to the terms thereof, (ii) amend or otherwise modify the Assigned Agreement, or (iii) make any prepayment of amounts to become due under or in connection with the Assigned Agreement, except as expressly provided therein.

                This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the Lenders and their successors, transferees and







                                       2

assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  April __, 1996          First Gibraltar Holdings Inc.


                                By: _________________________
                                     Title: